1 BankUnited Financial Corporation Second Fiscal Quarter 2008 Financial Results May 12, 2008 Exhibit 99.2

Forward-Looking Information
This presentation may contain certain forward-looking statements, which are based on management's expectations regarding factors that may impact the company's earnings and performance in future periods. Words and phrases such as: "will," "will likely result," "expect," "will continue," "anticipate, " "estimate," "project," "believe," "intend,"
"should," “would,” "may," "can," "could," "plan," "target" and similar expressions are intended to identify "forward-
looking statements." Actual results or performance could differ from those implied or contemplated by such statements.
Factors that could cause future results and performance to differ materially from current management expectations include, but are not limited to, general business and economic conditions, either nationally or regionally; fiscal or monetary policies; significant weather events such as hurricanes; changes or fluctuations in the interest rate environment; a deterioration in credit quality and/or a reduced demand for credit; reduced deposit flows and loan demand; real estate values; competition from other financial service companies in our markets; legislative or regulatory changes, including, among others, changes in accounting standards, guidelines and policies; the issuance or redemption of additional Company debt or equity; the concentration of operations in Florida, if Florida business or economic conditions decline; reliance on other companies for products and services; the impact of war and the threat and impact of terrorism; volatility in the market price of the Company’s common stock; the company’s inability to raise capital due to challenging market conditions; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting the Company’s operations, price, products and delivery of services. Please refer to the documents that BankUnited Financial Corporation files periodically with the SEC, such as the Form 10-K and Form
10-Q, which contain additional important factors that could cause its actual results to differ from its current expectations and from the forward-looking statements contained in this presentation.

Second-Quarter Review
Loss of $65.8 million, or $1.88 per share
Recorded a provision for loan losses of $98.0 million
reflecting the nationwide deterioration in the housing
market and the rising level of delinquencies
Other-than-temporary impairments of $25.5 million,
pre-tax on preferred securities of government-
sponsored entities and certain mortgage-backed
securities

Strengthening Capital Structure
Maintaining capital levels in excess of the regulatory well-capitalized level
BankUnited, FSB Tier 1 capital of 7.8% at March 31, 2008, minimum ratio for well-
capitalized requirement is 5%
BankUnited, FSB risk-based capital ratio of 14.6% at March 31, 2008, minimum ratio for well-capitalized requirement is 10%
Reducing the balance sheet
Transitioning to a retail and commercial bank
Reducing residential balances by decreasing portfolio production
Future originations will be almost exclusively for sale to FNMA, FHLMC and
FHA/VA
These actions should further strengthen our capital ratios
Additional tangible equity support to be provided by $184 million of
HiMEDS equity units scheduled to convert to common equity in May 2010 at a minimum price of $23.40 per share
Exploring capital-raising alternatives

Retail Commercial Bank
Retail commercial bank is performing well
Total deposits of $6.9 billion at March 31, 2008, a
1% increase from March 31, 2007
Core deposits of $5.1 billion at March 31, 2008,  a
3% increase from March 31, 2007
Total deposits of $7.6 billion at April 30, 2008

Retail Commercial Bank
We continue to build strong relationships with our customers
Neighborhood Banking at March 31, 2008
–
98,000 households
–
Average household deposits of ~ $69,000
–
2.058 services per household
–
Attrition rate for multi-service households was 6.9%
Building relationships through Wealth Management
Referrals have increased significantly
Insurance and investment sales income increased to $2.0 million in
March 31, 2008, a 54% increase from March 31, 2007
Commercial and Commercial Real Estate loan balances increased to $1.3 billion at March 31, 2008, a 9% increase from March 31,
2007

South Florida Business Climate
Florida’s unemployment rate was 4.9% in March 2008,
compared to a national rate of 5.1%*
(1)
Miami-Dade county unemployment rate was 3.9% in March
2008, up from 3.5% in March 2007*
Exporting – increasing trends towards marketing
overseas
Products and services
Retail, industrial and office markets are holding up
Small-business sector is resilient
* Source: State of Florida Agency for Workforce Innovation.
(1) The unemployment number for Florida is seasonally adjusted. The unemployment number for Florida not seasonally adjusted was 4.7%, and the national unemployment number not seasonably adjusted was 5.2%.

Second-Quarter 2008 Credit Summary
Provision for loan loss of $98 million; net charge-
offs of $13.3 million
Residential and consumer residential net charge-offs of $13.1 million;
including $6.0 million in estimated recoveries from mortgage insurance
Consumer net charge-offs of $128,000
Commercial and Commercial Real Estate net charge-offs of $154,000
Non-Performing Assets
March 31, 2008 Dec. 31, 2007
($ in thousands)
Total non-performing loans $608,546 $384,426
Real estate owned $  73,436 $  46,909
Total non-performing assets $681,982 $431,335
Allowance for loan losses $202,315 $117,658

Second-Quarter 2008 Credit Summary
March 31, 2008 Dec. 31, 2007
Non-performing assets to total assets 4.75% 2.99%
Non-performing loans to total loans 4.86% 3.05%
1.61% 0.93%
33.25% 30.61%
0.42% 0.17%
0.42% 0.19%
Net residential annualized q-t-d charge-offs as a % of
avg total loan portfolio
Allowance for loan losses as a % of total loan
portfolio
Allowance for loan losses as a % of non-performing
loans
Net annualized q-t-d charge-offs as a % of avg total
loan portfolio

Real Estate Owned (REO) Activity
Ending Balance
Sales
Transferred In
Beginning Balance
For the Quarter Ended March 31, 2008
273
39
145
167
Number of Units
During April 2008, 51 REO properties were either sold or
under contract to be sold.

Residential Lending Credit Standards
Strong underwriting standards
No subprime lending
No piggybacking
Loans originated with an LTV over 80% require
mortgage insurance
Weighted average FICO at inception of 709
Weighted average LTV at inception was 75.2%* as of
March 31, 2008
* Includes the adjustment for mortgage insurance.  The average LTV at inception without the adjustment for mortgage insurance at March 31, 2008 was 79.4%

Residential Lending Credit Standards
Loans underwritten at the fully indexed rate
Underwriters regionally based and knowledgeable of their
markets
Strong appraisal review process using regionally based
appraisers
Levels for loan amount, LTV and geography should trigger
an in-house appraisal review
Limited exposure to high-rise condos with severe
restrictions in the downtown Miami corridor

Residential Lending Credit Standards
FICO Score Criteria
24 months of active credit history required
–
Minimum of four credit lines required
–
May not be one-time score
Credit history for primary borrower, not an authorized user
Debt-to-income calculated on all obligations including
credit cards, auto loans and all recurring debt payments

Residential Loan Portfolio - Documentation
Period ended March 31, 2008
Attribute FULL DOC
EMPLOYMENT
VERIFIED (a)
STATED INCOME /
VERIFIED ASSETS
EMPLOYMENT
VERIFIED(a)
REDUCED DOC
PRIMARY
RESIDENCE
NO DOC** Totals
Residential Portfolio* (000's) millions $1,696,877 $4,222,552 $2,966,108 $884,828 $9,770,365
Percentage of Portfolio 17.4% 43.2% 30.4% 9.1% 100.0%
Weighted Average FICO 703 709 707 719 709
Percentage with Mortgage Insurance 9.6% 19.6% 26.2% 9.5% 19.0%
Weighted Average LTV after Mortgage Insurance 74.9% 75.6% 74.7% 75.2% 75.2%
* Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other.
** No Doc loans require an independent appraisal and a credit report.  No Doc loans are not available to first time home buyers and are only for the borrower's primary residence.
(a) An income reasonabless test is applied to the stated income

FICO Score Distributions at March 31, 2008
29% 700 - 739
35% 660 - 699
25% 740 Plus
8% 640 - 659
3% 620 – 639
<1 % Below 620
% FICO Score
Entire Portfolio*
*Includes Community Reinvestment Act (CRA) loans
29% 700 - 739
36% 660 - 699
24% 740 Plus
9% 640 - 659
2% 620 – 639
0 % Below 620
% FICO Score
Option-ARM Portfolio

Total Residential Loan Portfolio by Vintage
19%
15%
27%
29%
8%
5%
1%
% With
Mortgage
Insurance
(MI)
709
716
710
704
713
715
709
Weighted
Avg. FICO
100%
1.3%
21.3%
36.1%
22.1%
10.6%
8.6%
% of Total
Residential
100%
---
12%
58%
21%
6%
3%
% of
NPLs
--- --- $    124,674
2008
$ 566,702
$   74,034
$ 328,026
$ 117,122
$  33,186
$  14,334
Non-
Performing
Loans
(NPLs)
59% $ 2,081,212
2007
39% $ 9,770,365
Total
47% $ 3,529,349
2006
19% $ 2,157,728
2005
12% $ 1,038,548
2004
2% $    838,853
2003 &
Prior
% of NPLs
with MI
Balance
(thousands) Origination
Information as of March 31, 2008
BankUnited’s underwriting standards provide that, in most cases, borrowers of loans originated with loan-to-value (LTV) ratios greater than 80% are required to purchase mortgage insurance
*Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other.

Mortgage Insurance Coverage
19%, or $1.9 billion, of the residential loan portfolio had mortgage insurance as of March 31, 2008
29% of the 2006 vintage is covered by mortgage insurance
1.4% 5.6% Triad
6.4% 8.2% MGIC
22.3% 13.9% Republic
0% 0.2% Radian
5.7% 4.9% Genworth
11.1% 19.7% PMI
53.2% 47.5% United Guaranty (AIG)
2006 Vintage
% of Coverage
Total Portfolio
% of Coverage Insurance Company

Total Residential Loan Portfolio by Geography
75.2%
75.3%
76.8%
75.2%
75.7%
77.9%
77.6%
74.2%
Original
Weighted
Avg. LTV
After MI
709
707
708
705
706
711
707
710
Weighted
Avg. FICO
$ 566,702
$   68,610
$   24,398
$  26,510
$   27,342
$   43,468
$   62,222
$ 314,152
Non-
Performing
(thousands)
12% 15% $ 1,592,145
Other
4% 5% $   455,262
Virginia
100%
6%
6%
7%
9%
52%
% of Total
Residential
5% $   542,777
New Jersey
100% $ 9,770,365
Total
5% $   573,368
Illinois
8% $   665,586
Arizona
11% $    878,086
California
55% $ 5,063,141
Florida
% of NPLs
Balance
(thousands) State
Information as of March 31, 2008
*Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other.

Florida Residential Loan Portfolio by MSA
6.20%
4.41%
6.34%
8.78%
11.67%
6.56%
12.11%
4.91%
18.29%
8.14%
6.27%
2.68%
Non-
Performing
Ratio
100%
11%
7%
5%
2%
8%
4%
4%
4%
11%
18%
27%
% of Florida
Residential
7% $  22,096 $    348,350 76.6% 710 Tampa
8% $  24,468 $    555,355 71.9% 717 Other
100% $ 314,152 $ 5,063,141 74.2% 710 Total*
3% $  10,378 $      89,067 76.8% 707 Port St. Lucie
8% $  23,952 $    272,309 74.9% 717 Sarasota
74.0%
73.9%
74.9%
74.4%
75.5%
76.1%
72.3%
Original
Weighted
Avg. LTV
After MI
713
715
710
719
708
709
707
Weighted
Avg. FICO
$   27,923
$   22,813
$     9,245
$   34,751
$    46,714
$    55,727
$    36,082
Non-
Performing
(thousands)
9% $    425,570 Orlando
7% $    188,319 Naples
3% $    187,260 Lakeland
11% $    190,345 Fort Myers
15% $    573,407 West Palm
18% $    888,010 Fort Lauderdale
11% $ 1,345,148   Miami
% of Florida
NPLs
Balance
(in thousands) MSA
Information as of March 31, 2008
*Total residential portfolio excludes consumer specialty mortgages, unearned discounts, premiums, loan fees, loans held-for-sale and other.

Average
LTVs of a Random Sample of Loans in South Florida*
82.2% 71.2% 7.5% 158 2,119 Palm Beach
77.8% 71.0% 7.0% 1,282 18,355 Florida
76.0% 72.0% 6.1% 212 3,449 Broward
69.0% 70.0% 6.4% 316 4,941 Miami-Dade
Current LTV Org LTV
% of Sample to
Portfolio
Sample Loan
Count
Total Loans in
Portfolio
Information as of March 31, 2008
*The automated valuations model (“AVM”) information on which the LTV calculations were made is based on third party selection of loans and valuation.  The company has from this AVM information, calculated the LTV for each property, including adjusted for mortgage insurance.  The company makes no representation as to the accuracy of the AVMs as these were prepared by a third party using their models.
All loans including delinquent and non-performing loans
n
Miami-Dade, Broward and Palm Beach counties comprise approximately 60% of the
Florida portfolio, and 30% of the total residential portfolio.

Option ARM Resets: Actuals and Projections by Reason and Time
Period
$  1,984,770 5714 $     384,438 1277 $  2,369,208 6991
Fiscal Year 2010
$     754,211 2059 $     131,908 427 $     886,119 2486
Fiscal Year 2009
$       88,754 253 $         2,559 4 $       91,313 257
Fiscal Q3 & Q4 2008
Amount
($, thousands)
Number
of Loans
Amount
($, thousands)
Number
of Loans
Amount
($, thousands)
Number
of Loans
115% of Original Loan
Balance (1) Five Years From Inception Total
Projections
$       13,580 41 $         4,010 18 $       17,590 59
Fiscal 2Q08
Amount
($, thousands)
Number
of Loans
Amount
($, thousands)
Number
of Loans
Amount
($,thousands)
Number
of Loans
115% of Original Loan
Balance (1) Five Years From Inception Total
Actuals
(1) Period in which borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment. Assumes all borrowers make the minimum payment.
Note: Assumes 0% CPR. Expected resets may be substantially lower based on actual pre-payment rates.
Current CPR rates are approximately 10%.

Strategic Plans
Primary goal of plan is to transition to retail
commercial bank
More balanced contributions by all lines of business
Improved deposit mix
–
Higher core deposit accounts
Higher non-interest income
Lower reliance on borrowed funds
Ongoing Actions
Reduce assets
Expense reduction program
Growth in non-interest income
Create excess capital

Strategic Plan Actions
Reduce asset size
Reduce residential loan balances
Curtail wholesale loan production
–
January 2008
Closed four regional lending offices
Consolidated nine operations centers to three
–
Virtually all loan production is saleable product for FNMA, FHLMC, and
FHA/VA
–
No origination of option-ARM loans
Grow retail commercial loans prudently
–
Projected annual growth of 8-10%
Improve deposit mix to lower funding costs
With a continued emphasis on strong credit quality

Strategic Plan Actions
Reduce expenses significantly
Realignment of staffing needs
–
Wholesale Residential Lending staff reduced by 45%
–
Maturity of the branch network should allow for greater efficiency
–
Reviewing opportunities for further consolidations

Strategic Plan Actions
Grow other income
FY07 non-interest income was approximately 11% of net-interest income
Project other income to increase materially
–
Growth expected from loan servicing fees and deposit service fees
–
Increase in investment and management fees from Wealth
Management
–
Focus on conforming agency product should produce additional gain on sale income
Strengthening capital
Capital ratios improve by asset shrinkage
Exploring capital-raising alternatives
$184 million of HiMEDS equity units scheduled to convert to common equity in May 2010 at a minimum price of $23.40 per share